MORGAN STANLEY INSTITUTIONAL FUND, INC.
ARTICLES SUPPLEMENTARY
            MORGAN STANLEY INSTITUTIONAL
FUND, INC., a Maryland corporation (the "Corporation"),
does hereby certify to the State Department of Assessments
and Taxation of Maryland (the "Department") that:
            FIRST: The Corporation is registered as an
open-end investment company under the Investment
Company Act of 1940.
            SECOND: The Board of Directors of the
Corporation (the "Board of Directors"), at a meeting duly convened and held on April 24-25, 2012, adopted resolutions which:
            (a)	authorized the elimination of one (1)
portfolio of common stock of the Corporation, consisting of four (4) classes, designated as Focus Growth Portfolio -
Class I, Focus Growth Portfolio - Class P, Focus Growth Portfolio - Class H and Focus Growth Portfolio - Class L
(the "Liquidated Portfolio"), none of which portfolio or classes have any shares outstanding; and
            (b)	authorized the reduction to zero of
the number of shares of common stock classified as shares of the Liquidated Portfolio.
            THIRD: The reduction to zero of the
number of shares of the Liquidated Portfolio results in the decrease in the aggregate number of shares of common stock which the Corporation has authority to issue from fifty-three billion five hundred million (53,500,000,000) shares of common stock to fifty-one billion five hundred million (51,500,000,000) shares of common stock.
            FOURTH: As of immediately before the
decrease in the number of authorized shares of the Liquidated Portfolio and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was fifty-three billion five hundred million (53,500,000,000) shares of common stock, having an aggregate par value of fifty-seven million five hundred thousand dollars ($57,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS
NUMBER OF SHARES
OF COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International
Allocation Portfolio -
Class I
500,000,000 shares
Active International
Allocation Portfolio -
Class P
500,000,000 shares
Active International
Allocation Portfolio -
Class H
500,000,000 shares
Active International
Allocation Portfolio -
Class L
500,000,000 shares
Advantage Portfolio -
Class I
500,000,000 shares
Advantage Portfolio -
Class P
500,000,000 shares
Advantage Portfolio -
Class H
500,000,000 shares
Advantage Portfolio -
Class L
500,000,000 shares
Asian Equity Portfolio -
Class I
500,000,000 shares
Asian Equity Portfolio -
Class P
500,000,000 shares
Asian Equity Portfolio -
Class H
500,000,000 shares
Asian Equity Portfolio -
Class L
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class I+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class P+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class H+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class L+
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class I
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class P
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class H
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class L
500,000,000 shares
Emerging Markets
Portfolio - Class I
500,000,000 shares
Emerging Markets
Portfolio - Class P
500,000,000 shares
Emerging Markets
Portfolio - Class H
500,000,000 shares
Emerging Markets
Portfolio - Class L
500,000,000 shares
Focus Growth Portfolio -
Class I
500,000,000 shares
Focus Growth Portfolio -
Class P
500,000,000 shares
Focus Growth Portfolio -
Class H
500,000,000 shares
Focus Growth Portfolio -
Class L
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class P
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class H
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class L
500,000,000 shares
Global Advantage
Portfolio - Class I
500,000,000 shares
Global Advantage
Portfolio - Class P
500,000,000 shares
Global Advantage
Portfolio - Class H
500,000,000 shares
Global Advantage
Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio
- Class I
500,000,000 shares
Global Discovery Portfolio
- Class P
500,000,000 shares
Global Discovery Portfolio
- Class H
500,000,000 shares
Global Discovery Portfolio
- Class L
500,000,000 shares
Global Franchise Portfolio
- Class I
500,000,000 shares
Global Franchise Portfolio
- Class P
500,000,000 shares
Global Franchise Portfolio
- Class H
500,000,000 shares
Global Franchise Portfolio
- Class L
500,000,000 shares
Global Insight Portfolio -
Class I
500,000,000 shares
Global Insight Portfolio -
Class H
500,000,000 shares
Global Insight Portfolio -
Class L
500,000,000 shares
Global Opportunity
Portfolio - Class I
500,000,000 shares
Global Opportunity
Portfolio - Class P
500,000,000 shares
Global Opportunity
Portfolio - Class H
500,000,000 shares
Global Opportunity
Portfolio - Class L
500,000,000 shares
Global Real Estate
Portfolio - Class I
500,000,000 shares
Global Real Estate
Portfolio - Class P
500,000,000 shares
Global Real Estate
Portfolio - Class H
500,000,000 shares
Global Real Estate
Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
Growth Portfolio - Class H
500,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class H
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
International Advantage
Portfolio - Class I
500,000,000 shares
International Advantage
Portfolio - Class P
500,000,000 shares
International Advantage
Portfolio - Class H
500,000,000 shares
International Advantage
Portfolio - Class L
500,000,000 shares
International Equity
Portfolio - Class I
500,000,000 shares
International Equity
Portfolio - Class P
500,000,000 shares
International Equity
Portfolio - Class H
500,000,000 shares
International Equity
Portfolio - Class L
500,000,000 shares
International Opportunity
Portfolio - Class I
500,000,000 shares
International Opportunity
Portfolio - Class P
500,000,000 shares
International Opportunity
Portfolio - Class H
500,000,000 shares
International Opportunity
Portfolio - Class L
500,000,000 shares
International Real Estate
Portfolio - Class I
500,000,000 shares
International Real Estate
Portfolio - Class P
500,000,000 shares
International Real Estate
Portfolio - Class H
500,000,000 shares
International Real Estate
Portfolio - Class L
500,000,000 shares
International Small Cap
Portfolio - Class I
1,000,000,000 shares
International Small Cap
Portfolio - Class P
500,000,000 shares
International Small Cap
Portfolio - Class H
500,000,000 shares
International Small Cap
Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio -
Class I
500,000,000 shares
Multi-Asset Portfolio -
Class P
500,000,000 shares
Multi-Asset Portfolio -
Class H
500,000,000 shares
Multi-Asset Portfolio -
Class L
500,000,000 shares
Opportunity Portfolio -
Class I
500,000,000 shares
Opportunity Portfolio -
Class P
500,000,000 shares
Opportunity Portfolio -
Class H
500,000,000 shares
Opportunity Portfolio -
Class L
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class I
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class P
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class H
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class L
500,000,000 shares
Small Company Growth
Portfolio - Class I
500,000,000 shares
Small Company Growth
Portfolio - Class P
500,000,000 shares
Small Company Growth
Portfolio - Class H
500,000,000 shares
Small Company Growth
Portfolio - Class L
500,000,000 shares
Total Emerging Markets
Portfolio - Class I
500,000,000 shares
Total Emerging Markets
Portfolio - Class P
500,000,000 shares
Total Emerging Markets
Portfolio - Class H
500,000,000 shares
Total Emerging Markets
Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio
- Class I
500,000,000 shares
U.S. Real Estate Portfolio
- Class P
500,000,000 shares
U.S. Real Estate Portfolio
- Class H
500,000,000 shares
U.S. Real Estate Portfolio
- Class L
500,000,000 shares
Total
53,500,000,000 shares

+ The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt
Portfolio - Class I, Emerging Markets Domestic
Debt Portfolio - Class P, Emerging Markets
Domestic Debt Portfolio - Class H and
Emerging Markets Domestic Debt Portfolio -
Class L, which have a par value of $0.003 per share.
            FIFTH: After giving effect to the decrease in the number of authorized shares of stock of the Liquidated Portfolios and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is fifty-one billion five hundred million (51,500,000,000) shares of common stock, having an aggregate par value of fifty-five million five hundred thousand dollars ($55,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS
NUMBER OF SHARES
OF COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International
Allocation Portfolio -
Class I
500,000,000 shares
Active International
Allocation Portfolio -
Class P
500,000,000 shares
Active International
Allocation Portfolio -
Class H
500,000,000 shares
Active International
Allocation Portfolio -
Class L
500,000,000 shares
Advantage Portfolio -
Class I
500,000,000 shares
Advantage Portfolio -
Class P
500,000,000 shares
Advantage Portfolio -
Class H
500,000,000 shares
Advantage Portfolio -
Class L
500,000,000 shares
Asian Equity Portfolio -
Class I
500,000,000 shares
Asian Equity Portfolio -
Class P
500,000,000 shares
Asian Equity Portfolio -
Class H
500,000,000 shares
Asian Equity Portfolio -
Class L
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class I+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class P+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class H+
500,000,000 shares
Emerging Markets
Domestic Debt Portfolio -
Class L+
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class I
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class P
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class H
500,000,000 shares
Emerging Markets
External Debt Portfolio -
Class L
500,000,000 shares
Emerging Markets
Portfolio - Class I
500,000,000 shares
Emerging Markets
Portfolio - Class P
500,000,000 shares
Emerging Markets
Portfolio - Class H
500,000,000 shares
Emerging Markets
Portfolio - Class L
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class P
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class H
500,000,000 shares
Frontier Emerging Markets
Portfolio - Class L
500,000,000 shares
Global Advantage
Portfolio - Class I
500,000,000 shares
Global Advantage
Portfolio - Class P
500,000,000 shares
Global Advantage
Portfolio - Class H
500,000,000 shares
Global Advantage
Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio
- Class I
500,000,000 shares
Global Discovery Portfolio
- Class P
500,000,000 shares
Global Discovery Portfolio
- Class H
500,000,000 shares
Global Discovery Portfolio
- Class L
500,000,000 shares
Global Franchise Portfolio
- Class I
500,000,000 shares
Global Franchise Portfolio
- Class P
500,000,000 shares
Global Franchise Portfolio
- Class H
500,000,000 shares
Global Franchise Portfolio
- Class L
500,000,000 shares
Global Insight Portfolio -
Class I
500,000,000 shares
Global Insight Portfolio -
Class H
500,000,000 shares
Global Insight Portfolio -
Class L
500,000,000 shares
Global Opportunity
Portfolio - Class I
500,000,000 shares
Global Opportunity
Portfolio - Class P
500,000,000 shares
Global Opportunity
Portfolio - Class H
500,000,000 shares
Global Opportunity
Portfolio - Class L
500,000,000 shares
Global Real Estate
Portfolio - Class I
500,000,000 shares
Global Real Estate
Portfolio - Class P
500,000,000 shares
Global Real Estate
Portfolio - Class H
500,000,000 shares
Global Real Estate
Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
Growth Portfolio - Class H
500,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class H
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
International Advantage
Portfolio - Class I
500,000,000 shares
International Advantage
Portfolio - Class P
500,000,000 shares
International Advantage
Portfolio - Class H
500,000,000 shares
International Advantage
Portfolio - Class L
500,000,000 shares
International Equity
Portfolio - Class I
500,000,000 shares
International Equity
Portfolio - Class P
500,000,000 shares
International Equity
Portfolio - Class H
500,000,000 shares
International Equity
Portfolio - Class L
500,000,000 shares
International Opportunity
Portfolio - Class I
500,000,000 shares
International Opportunity
Portfolio - Class P
500,000,000 shares
International Opportunity
Portfolio - Class H
500,000,000 shares
International Opportunity
Portfolio - Class L
500,000,000 shares
International Real Estate
Portfolio - Class I
500,000,000 shares
International Real Estate
Portfolio - Class P
500,000,000 shares
International Real Estate
Portfolio - Class H
500,000,000 shares
International Real Estate
Portfolio - Class L
500,000,000 shares
International Small Cap
Portfolio - Class I
1,000,000,000 shares
International Small Cap
Portfolio - Class P
500,000,000 shares
International Small Cap
Portfolio - Class H
500,000,000 shares
International Small Cap
Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio -
Class I
500,000,000 shares
Multi-Asset Portfolio -
Class P
500,000,000 shares
Multi-Asset Portfolio -
Class H
500,000,000 shares
Multi-Asset Portfolio -
Class L
500,000,000 shares
Opportunity Portfolio -
Class I
500,000,000 shares
Opportunity Portfolio -
Class P
500,000,000 shares
Opportunity Portfolio -
Class H
500,000,000 shares
Opportunity Portfolio -
Class L
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class I
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class P
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class H
500,000,000 shares
Select Global
Infrastructure Portfolio -
Class L
500,000,000 shares
Small Company Growth
Portfolio - Class I
500,000,000 shares
Small Company Growth
Portfolio - Class P
500,000,000 shares
Small Company Growth
Portfolio - Class H
500,000,000 shares
Small Company Growth
Portfolio - Class L
500,000,000 shares
Total Emerging Markets
Portfolio - Class I
500,000,000 shares
Total Emerging Markets
Portfolio - Class P
500,000,000 shares
Total Emerging Markets
Portfolio - Class H
500,000,000 shares
Total Emerging Markets
Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio
- Class I
500,000,000 shares
U.S. Real Estate Portfolio
- Class P
500,000,000 shares
U.S. Real Estate Portfolio
- Class H
500,000,000 shares
U.S. Real Estate Portfolio
- Class L
500,000,000 shares
Total
51,500,000,000 shares

+ The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt
Portfolio - Class I, Emerging Markets Domestic
Debt Portfolio - Class P, Emerging Markets
Domestic Debt Portfolio - Class H and
Emerging Markets Domestic Debt Portfolio -
Class L, which have a par value of $0.003 per share.
            SIXTH: The number of shares of stock of
the Liquidated Portfolio, and the aggregate number of shares of stock of all classes that the Corporation has authority to issue, has been decreased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.
[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the Corporation
has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 8th day of April, 2013.
MORGAN STANLEY INSTITUTIONAL FUND, INC.

By: _____/s/ Arthur Lev ____________
Arthur Lev
President

ATTEST:
___/s/ Mary E. Mullin___________________________
Mary E. Mullin
Secretary
            THE UNDERSIGNED, President of
MORGAN STANLEY INSTITUTIONAL FUND, INC.,
who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to
be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

____/s/ Arthur Lev ___
Arthur Lev
President



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